FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial income:
Interest	$ (1,329)	$ (2,472)	$ (2,546)
Re-measurement of derivatives	(322)	(73)	188
Foreign currency translation adjustments	10	764	(272)
Financial income (expenses), total	$ (1,641)	$ (1,781)	$ (2,630)